Managed by Friess Associates, LLC	Quarterly Report	December 31, 2007

Dear Fellow Shareholders:

The Brandywine Funds defied the market’s late-year gravity, finishing 2007 on a positive note in a climate marked by declines in indexes and mutual funds of almost all varieties. The Funds gained ground and distanced themselves from benchmarks in each of the year’s four quarters.

Brandywine Fund grew 21.80 percent in 2007, outpacing its nearest benchmark by more than 10 percentage points. Brandywine Blue Fund’s 23.46 percent return was more than four times greater than the S&P 500 Index’s results for the year.

One Year Performance

Cumulative Total Returns, December 31, 2006 through December 31, 2007.

In the December quarter, economic concerns fed volatility as housing continued to slump and fallout mounted among financial institutions exposed to the complex web of credit securities now unraveling as mortgage defaults rise. The resulting environment was tough on most investors. On average, only “bear market” funds and funds specializing in natural resources and utilities posted gains, according to Morningstar.

Brandywine Fund grew 1.92 percent in the December quarter, outpacing declines in the Russell 3000 and Russell 3000 Growth Indexes of 3.34 and 0.88 percent. Brandywine Blue Fund enjoyed a 2.50 percent return as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes declined 3.33, 3.23 and 0.77 percent.

As the market tossed on mostly domestic concerns, holdings from the industrial sector with global revenue streams provided ballast. Suntech Power Holdings reported earnings strength that reflected the promise of solar power being realized in residential, commercial and industrial applications here and abroad.

Suntech beat estimates with 45 percent September-quarter earnings growth, an achievement that stood out against a backdrop of surging oil prices. Thanks in large part to demand encouraged by government subsidies in places such as Germany, Spain and California, Suntech’s final 2007 revenue is expected to more than double year-ago levels to nearly $1.4 billion.

Suntech was the top contributor to Brandywine’s December-quarter results. Other notable contributors from the industrial sector included McDermott International and BE Aerospace. Suntech, which was added to the Brandywine Blue portfolio in October, played a positive but less pronounced role in Brandywine Blue’s performance. Brandywine Blue also held McDermott, but Deere & Co. and ABB Ltd., holdings unique to the Fund, provided the biggest industrial-sector boost.

Deere continued to expand its global customer base amid an upturn in the world’s farm economy, enjoying a 32 percent increase in net equipment sales outside the U.S. and Canada in the October quarter. Earnings grew 57 percent, topping estimates by 22 percent and capping off Deere’s fourth straight year of record results. ABB, which helps utility and industrial companies improve efficiency through power and automation solutions, derives less than one-fifth of its revenue in the Americas. The company grew September-quarter earnings 68 percent.

The Brandywine Funds maintained limited exposure to consumer-related stocks, which worked in their favor as companies from the consumer discretionary sector were among the market’s least favorite during the quarter amid uninspired holiday sales. The Funds also benefited from the select consumer-related companies they held, with Costco Wholesale being the most notable. Costco continued a long-running record of solid growth with 16 percent November-quarter earnings growth, helping make the consumer staples sector a positive force.

Health-care holdings provided supporting contributions. In Brandywine, Perrigo Corp., the world’s largest maker of store brand over-the-counter pharmaceutical products, rose soundly after surpassing expectations with 89 percent September-quarter earnings growth. (We sold Perrigo when it reached its price target.) Gilead Sciences and Genzyme Corp. led the health care sector in Brandywine Blue. Gilead and Genzyme grew September-quarter earnings 31 and 23 percent, topping estimates in both instances.

Technology holdings, which represented the largest percentage of assets in both Funds, faced headwinds as investors worried that spending among financial sector customers would contract due to uncertainties related to credit markets. As a group, Brandywine’s tech holdings lost ground and detracted the most from results versus benchmarks. Brandywine Blue’s tech holdings were essentially flat and did not detract materially from relative results.

Both Funds purchased Dell in mid-October as the company introduced its products through retail outlets for the first time as part of a broader plan to reignite growth spearheaded by founder Michael Dell. In its November release of 17 percent October-quarter earnings growth that met expectations, the company urged patience regarding its restructuring plan, which didn’t go over well amid broader market uncertainty. Dell was Brandywine’s third-largest and Brandywine Blue’s largest performance detractor.

For more information on the holdings that influenced December-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

On the housekeeping front, Christopher Long left Friess Associates during the December quarter to pursue a new opportunity. A 12-year employee and former Vice President to the Brandywine Funds, Chris served as a point person for a number of shareholder and client relationships. We wish Chris well in his new endeavor. At its December meeting, the Brandywine Funds board of directors named Joe Fields and Gordon Kaiser Vice Presidents to replace Chris and Paul Robinson, who retired at a young 84 after 18 years in that role.

Revelations about credit securities tied to the expanding mortgage mess ensured that 2007 ended a lot differently than it started. We remained consistent as the environment quickly turned, and the Brandywine Funds fared well. Earnings growth was rewarded throughout most of the year and, during the market’s more extreme stretches, we believe our reasonable price-to-earnings ratio discipline helped limit downside.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	1.92	2.50
One Year	21.80	23.46
Five Years	130.12	128.99
Ten Years	133.77	141.54
Inception	1,665.80*	868.22**

Annualized Total Return
Five Years	18.14	18.02
Ten Years	8.86	9.22
Inception	13.94*	14.31**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.10%
***As stated in the Prospectus dated January 31, 2007

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

We begin a new year confronting essentially the same issues that gave investors pause in the second half of 2007, including shaky credit markets, elevated oil prices and economic uncertainty. In our opinion, many investors spend too much time worrying about how factors like these might affect “stocks.” We prefer to stay focused on trends at the individual-company level, knowing that share prices ultimately take their cues from earnings.

Thanks for your continued confidence. Your entire Friess team joins me in sending best wishes for a great 2008.

Bill D’Alonzo
Brandywine Funds President	January 4, 2008

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Oracle Corp.	+30.0%	6.	Harris Corp.	+58.8%
2.	McDermott International, Inc.	+527.2%	7.	Rockwell Collins, Inc.	+33.9%
3.	Thermo Fisher Scientific, Inc.	+50.0%	8.	CVS Caremark Corp.	+6.2%
4.	Hewlett-Packard Co.	+49.5%	9.	Best Buy Co., Inc.	+6.0%
5.	Dell Inc.	-10.8%	10.	AT&T Inc.	+10.6%

Earnings Growth	Your Companies’ Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2007

Top Ten Industry Groups

Brandywine Fund
December Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Suntech Power Holdings Co., Ltd. ADR	$57.0	92.0
The manufacturer of photovoltaic cells and modules used in solar-powered panels grew September-quarter earnings 45 percent, beating estimates by 14 percent. Despite a substantial increase in price, our research indicates further upside as Suntech aggressively expands capacity to meet demand spurred by strong incentives in Germany, Spain and elsewhere for clean, alternative-energy technology.

Urban Outfitters, Inc.	$24.0	24.1
October-quarter earnings grew 44 percent, beating estimates by 8 percent. Despite a tough environment for retailers, Urban is experiencing double-digit same-store-sales growth in its Anthropologie division while its Urban Outfitters division shows improving profitability. Square footage growth, expanding operating margins, and international and wholesale opportunities for Anthropologie provide additional profit-growth potential.

Priceline.com Inc.	$21.3	28.7
The online travel agency grew September-quarter earnings 119 percent, beating estimates by 23 percent. International bookings, particularly in Europe, for hotel rooms, rental cars and plane tickets nearly doubled from year-ago levels at the company’s subsidiary Booking.com. The company differentiates itself by deriving a high level of profits from hotel reservations. We sold Priceline when it hit our target price.

Apple, Inc.	$19.4	9.6
September-quarter earnings grew 63 percent, topping estimates by 17 percent. The personal-computer maker benefited from lower component costs, strong demand for new iPod versions and solid iPhone sales going into the holiday season. Sales of Apple’s newest product introductions also bolstered demand for updated Mac desktop and notebook computers. We sold Apple following a substantial run-up in its price.

McDermott International, Inc.	$19.2	8.9
September-quarter earnings grew 37 percent, beating estimates by 13 percent. Demand for the company’s engineering and construction services remains elevated. McDermott’s unique fabricating yard and marine assets position it to take advantage of opportunities associated with offshore processing plants and undersea pipelines. The company is also a leader in equipment needed for coal and nuclear power generation.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Crocs, Inc.	$32.0	29.4
The maker of closed-cell resin footwear grew September-quarter earnings 149 percent, beating expectations. While strong demand in the U.S., continued expansion into international markets, and new non-core shoes for fall and winter all worked in its favor, problems associated with the company’s switch to a larger distribution center in Europe clouded top-line visibility. Your team sold Crocs to fund an idea with better near-term earnings prospects.

LSI Corp.	$29.1	23.8
The manufacturer of integrated circuits and storage systems topped September-quarter earnings estimates. Shares fell with other semiconductor makers as forecasts for a weaker global economic environment in early 2008 weighed on growth expectations for the segment. After completing its merger with Agere, LSI benefits from steps taken to increase its concentration on three core businesses: storage semiconductors, storage systems and networking.

Dell Inc.	$20.8	10.8
Despite growing October-quarter earnings 17 percent, the maker of computers and other technology products fell on concerns that efforts to lower operating expenses through staff reductions and other cost-saving measures would take longer than expected. We believe the cost savings will materialize and that new product cycles, a new disciplined retail distribution strategy and synergies associated with recent acquisitions will work in Dell’s favor.

Phillips-Van Heusen Corp.	$14.8	18.0
The seller of Calvin Klein, Izod, Bass and other brand-name apparel and footwear grew October-quarter earnings 18 percent. Although the company exceeded bottom-line estimates, sales came in lighter than expected, hampered by unseasonably warm weather and lackluster consumer-spending trends. Your team sold Phillips-Van Heusen on concerns that macro-related headwinds would persist.

Ceradyne, Inc.	$10.1	39.2
Ceradyne is a ceramics company involved in the development and manufacturing of ceramic products, components and powders for the defense, industrial, automotive and commercial markets. While the company is increasing its exposure to high-growth solar and aluminum markets through acquisitions, shares fell as investors focused on the impact potential troop reductions in military zones could have on Ceradyne’s body armor business. We sold Ceradyne to fund an idea with better near-term visibility.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 98.1% (a)
CONSUMER DISCRETIONARY
	Advertising - 0.1%
124,800	National CineMedia, Inc.	$2,774,155	$3,146,208
	Apparel Retail - 3.4%
1,657,000	Aeropostale, Inc.	42,255,195	43,910,500
4,533,500	Urban Outfitters, Inc.	113,971,665	123,583,210
	Computer & Electronics Retail - 3.1%
2,359,900	Best Buy Co., Inc.	117,200,153	124,248,735
412,800	GameStop Corp.	16,254,771	25,639,008
	Distributors - 0.2%
465,600	LKQ Corp.	7,254,758	9,786,912
	Home Improvement Retail - 0.1%
411,600	Lumber Liquidators, Inc.	4,450,261	3,700,284
	Hotels, Resorts & Cruise Lines - 1.6%
1,831,500	Royal Caribbean Cruises Ltd.	75,225,903	77,728,860
	Restaurants - 0.8%
1,378,200	Burger King Holdings Inc.	34,833,531	39,292,482
	Total Consumer Discretionary	414,220,392	451,036,199
	This sector is 8.9% above your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 2.7%
3,376,500	CVS Caremark Corp.	126,428,712	134,215,875
	Household Products - 0.5%
456,000	Church & Dwight Co., Inc.	25,287,995	24,655,920
	Hypermarkets & Super Centers - 2.5%
1,754,900	Costco Wholesale Corp.	106,846,681	122,421,824
	Packaged Foods & Meats - 0.1%
338,600	SunOpta Inc.	5,050,464	4,520,310
	Personal Products - 0.5%
638,600	Avon Products, Inc.	25,445,034	25,243,858
	Total Consumer Staples	289,058,886	311,057,787
	This sector is 7.6% above your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 0.6%
905,000	Alpha Natural Resources, Inc.	23,585,886	29,394,400
	Integrated Oil & Gas - 0.1%
149,000	SandRidge Energy Inc.	3,874,000	5,343,140
	Oil & Gas Equipment & Services - 2.6%
322,100	Dril-Quip, Inc.	15,713,099	17,928,086
967,700	Oceaneering International, Inc.	44,801,704	65,174,595
491,200	Superior Energy Services, Inc.	18,917,785	16,907,104
452,100	Tidewater Inc.	24,146,865	24,802,206
	Total Energy	131,039,339	159,549,531
	This sector is 21.8% above your Fund’s cost.
FINANCIALS
	Investment Banking & Brokerage - 0.9%
487,400	GFI Group Inc.	40,847,779	46,653,928
	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.	1,024,450	1,147,828
	Thrifts & Mortgage Finance - 0.8%
2,120,600	New York Community Bancorp, Inc.	40,695,903	37,280,148
	Total Financials	82,568,132	85,081,904
	This sector is 3.0% above your Fund’s cost.
HEALTH CARE
	Health Care Equipment - 1.8%
822,900	Gen-Probe Inc.	49,487,807	51,785,097
741,300	Hospira, Inc.	29,452,956	31,609,032
142,800	Thoratec Corp.	2,703,369	2,597,532
	Health Care Facilities - 2.0%
1,239,500	Community Health Systems Inc.	44,538,619	45,687,970
1,187,700	VCA Antech, Inc.	52,093,549	52,531,971
	Health Care Services - 1.0%
695,300	Pediatrix Medical Group, Inc.	44,644,100	47,384,695
	Health Care Supplies - 1.7%
707,100	DENTSPLY International Inc.	29,524,487	31,833,642
125,200	Immucor, Inc.	3,931,160	4,255,548
830,100	Inverness Medical
	Innovations, Inc.	46,798,707	46,635,018
	Life Sciences Tools & Services - 5.0%
415,000	Charles River Laboratories
	International, Inc.	26,988,727	27,307,000
3,254,600	Thermo Fisher Scientific, Inc.	125,176,979	187,725,328
425,200	Varian Inc.	29,219,491	27,765,560
	Pharmaceuticals - 2.6%
133,100	K-V Pharmaceutical Co.	3,185,394	3,798,674
2,629,700	Teva Pharmaceutical Industries
	Ltd. SP-ADR	111,125,804	122,228,456
	Total Health Care	598,871,149	683,145,523
	This sector is 14.1% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 98.1% (a) (Continued)
INDUSTRIALS
	Aerospace & Defense - 7.9%
648,100	AerCap Holdings N.V.	$15,592,931	$13,525,847
2,012,900	BE Aerospace, Inc.	89,566,747	106,482,410
548,100	Curtiss-Wright Corp.	29,583,349	27,514,620
531,000	Orbital Sciences Corp.	11,698,055	13,020,120
275,100	Precision Castparts Corp.	10,394,438	38,156,370
2,055,300	Rockwell Collins, Inc.	110,468,818	147,919,941
878,200	Spirit Aerosystems Holdings Inc.	23,215,985	30,297,900
646,600	Taser International, Inc.	9,419,740	9,304,574
	Construction & Engineering - 1.9%
700,800	Chicago Bridge & Iron
	Co. N.V. NYS	17,461,121	42,356,352
668,600	EMCOR Group, Inc.	20,151,468	15,799,018
69,400	Fluor Corp.	9,055,839	10,112,968
386,500	Shaw Group Inc.	23,294,718	23,360,060
	Construction & Farm Machinery & Heavy Trucks - 1.1%
330,200	Bucyrus International, Inc.	25,856,202	32,818,578
643,900	Wabtec Corp. d/b/a Westinghouse
	Air Brake Technologies Corp.	25,652,271	22,175,916
	Diversified Commercial & Professional Services - 1.6%
2,140,600	Corrections Corporation
	of America	57,277,557	63,169,106
554,300	The Geo Group Inc.	16,720,399	15,520,400
	Electrical Components & Equipment - 2.3%
211,600	JA Solar Holdings Co., Ltd. ADR	12,966,996	14,771,796
1,165,000	Suntech Power Holdings Co.,
	Ltd. ADR	31,339,901	95,902,800
	Environmental & Facilities Services - 1.2%
205,300	EnergySolutions, Inc.	4,721,900	5,541,047
1,159,650	Republic Services, Inc.	31,048,141	36,355,027
545,250	Waste Connections, Inc.	12,526,446	16,848,225
	Human Resource & Employment Services - 0.4%
463,900	Watson Wyatt Worldwide Inc.	22,558,204	21,529,599
	Industrial Conglomerates - 4.9%
3,570,900	McDermott International, Inc.	33,607,287	210,790,227
789,500	Walter Industries, Inc.	25,598,045	28,366,735
	Industrial Machinery - 2.0%
293,200	Chart Industries, Inc.	6,230,500	9,059,880
704,200	Harsco Corp.	33,391,926	45,118,094
122,200	Middleby Corp.	8,479,280	9,362,964
692,600	Pentair, Inc.	22,994,512	24,109,406
161,200	Robbins & Myers, Inc.	11,732,169	12,191,556
	Marine - 1.1%
364,700	Eagle Bulk Shipping Inc.	5,082,250	9,682,785
195,800	Genco Shipping & Trading Ltd.	11,311,131	10,722,008
314,600	Kirby Corp.	11,190,655	14,622,608
1,540,500	Navios Maritime Holdings, Inc.	21,557,808	18,871,125
	Marine Ports & Services - 0.2%
288,100	Aegean Marine Petroleum
	Network Inc.	10,875,775	11,060,159
	Total Industrials	812,622,564	1,206,440,221
	This sector is 48.5% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 1.7%
4,080,400	Compuware Corp.	36,469,043	36,233,952
2,469,900	Lawson Software, Inc.	26,120,074	25,291,776
1,149,200	Nuance Communications, Inc.	21,126,178	21,467,056
	Communications Equipment - 5.7%
4,535,900	Corning Inc.	103,602,065	108,816,241
2,624,800	Harris Corp.	103,574,334	164,522,464
809,900	Powerwave Technologies, Inc.	3,584,690	3,263,897
	Computer Hardware - 7.3%
7,017,300	Dell Inc.	192,764,138	171,994,023
3,619,300	Hewlett-Packard Co.	122,207,842	182,702,264
	Computer Storage & Peripherals - 0.2%
467,900	Novatel Wireless, Inc.	9,976,552	7,579,980
	Data Processing & Outsourced Services - 1.3%
1,498,100	Fidelity National Information
	Services, Inc.	56,943,394	62,305,979
	Electronic Equipment Manufacturers - 1.1%
454,900	Mettler-Toledo International Inc.	51,658,328	51,767,620
	Electronic Manufacturing Services - 0.1%
406,800	Benchmark Electronics, Inc.	7,202,833	7,212,564
	Home Entertainment Software - 0.6%
1,012,000	THQ Inc.	26,604,811	28,528,280
	IT Consulting & Other Services - 0.3%
383,800	CACI International Inc.	18,835,821	17,182,726
	Semiconductors - 6.5%
634,300	ANADIGICS, Inc.	8,021,570	7,338,851
446,000	Atheros Communications	12,965,571	13,620,840
2,508,300	Intel Corp.	66,665,799	66,871,278
15,926,000	LSI Corp.	109,592,092	84,567,060
2,945,400	NVIDIA Corp.	99,255,749	100,202,508
2,386,100	RF Micro Devices, Inc.	16,722,265	13,624,631
849,600	Silicon Laboratories Inc.	34,055,030	31,800,528
	Systems Software - 5.2%
11,241,100	Oracle Corp.	195,286,514	253,824,038
	Technology Distributors - 1.2%
3,220,500	Ingram Micro Inc.	62,281,615	58,097,820
109,400	Mellanox Technologies Ltd.	2,533,896	1,993,268
	Total Information Technology	1,388,050,204	1,520,809,644
	This sector is 9.6% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 98.1% (a) (Continued)
MATERIALS
	Diversified Chemicals - 1.9%
1,702,000	FMC Corp.	$93,165,367	$92,844,100
	Metal & Glass Containers - 1.9%
3,601,200	Crown Holdings, Inc.	87,758,623	92,370,780
	Total Materials	180,923,990	185,214,880
	This sector is 2.4% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 2.7%
2,986,200	AT&T Inc.	112,225,238	124,106,472
242,000	Cbeyond, Inc.	9,523,875	9,435,580
	Wireless Telecommunication Services - 1.1%
1,572,600	SBA Communications Corp.	47,773,225	53,216,784
	Total Telecommunication Services	169,522,338	186,758,836
	This sector is 10.2% above your Fund’s cost.
	Total common stocks	4,066,876,994	4,789,094,525
Principal
Amount
Short-Term Investments - 1.3% (a)
	Federal Agencies - 1.2%
$58,000,000	Federal Home Loan Bank,
	due 1/02/08,
	discount of 3.15%	57,994,925	57,994,925
	Variable Rate Demand Note - 0.1%
3,158,031	U.S. Bank, N.A., 4.61%	3,158,031	3,158,031
	Total short-term investments	61,152,956	61,152,956
	Total investments	$4,128,029,950	4,850,247,481
	Cash and receivables, less
	liabilities - 0.6% (a)		29,629,618
	Net Assets		$4,879,877,099
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,879,877,099 ÷ 133,417,912
	shares outstanding)		$36.58

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

Capital Gains Update . . .

The Brandywine Funds made October and year-end capital gains distributions during the December quarter. Brandywine Fund distributed $4.41616 per share on October 30, consisting of $2.77402 long-term and $1.64214 short-term gains, and $0.80636 per share on December 28, consisting of $0.60942 long-term gains and $0.19694 short-term gains. Brandywine Blue Fund’s October 30 distribution totaled $3.38070 per share, with $1.08843 in long-term and $2.29227 in short-term gains. Brandywine Blue’s $0.48904 per share December 28 distribution represented $0.28129 in long-term and $0.20775 in short-term gains.

Other than shareholders investing through IRAs and other tax-advantaged accounts, the distributions represent taxable events to anyone owning shares on the October 29 and December 27 record dates. Shareholders of record as of these dates and invested through taxable accounts should expect to receive I.R.S. Form 1099 early in 2008. Please consult your tax adviser if you have questions on how the distributions affect your personal tax situation.

Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Dell Inc.	-11.6%	6.	Teva Pharmaceutical Industries Ltd.	+11.7%
2.	Costco Wholesale Corp.	+12.3%	7.	CVS Caremark Corp.	+4.9%
3.	Oracle Corp.	+22.2%	8.	AT&T Inc.	+7.5%
4.	Thermo Fisher Scientific, Inc.	+35.6%	9.	Deere & Co.	+58.9%
5.	Intel Corp.	+4.9%	10.	Best Buy Co., Inc.	+4.8%

Earnings Growth	Your Companies’ Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2007

Top Ten Industry Groups

Brandywine Blue Fund
December Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Deere & Co.	$26.6	23.8
The maker of farm equipment grew October-quarter earnings 57 percent, beating estimates by 22 percent. Demand remains elevated for Deere equipment as developing countries embrace mechanization to boost food and animal feed crop production while developed nations dedicate more crops to renewable energy uses. Increasing demand from the Ukraine, Russia, Brazil and other foreign markets is magnified by the weak U.S. dollar.

Costco Wholesale Corp.	$17.1	12.2
The operator of membership warehouses of bargain-priced food and merchandise grew November-quarter earnings 16 percent as sales jumped 12 percent. The largest increase in food prices in 17 years helped spur greater membership revenues and sales of fresh foods. Costco also embarked on a margin expansion program while performing very well in some important categories, notably higher-margin consumer electronics.

Apple, Inc.	$15.7	9.6
September-quarter earnings grew 63 percent, topping estimates by 17 percent. The personal-computer maker benefited from lower component costs, strong demand for new iPod versions and solid iPhone sales going into the holiday season. Sales of Apple’s newest product introductions also bolstered demand for updated Mac desktop and notebook computers. We sold Apple following a substantial run-up in its price.

ABB Ltd. SP-ADR	$11.1	14.3
The world’s largest maker of electrical power networks grew September-quarter earnings 68 percent. Revenues increased 42 percent as strong order growth was fueled by continuous demand for power transmission and distribution products and systems, particularly from emerging markets. Demand for more energy efficient technologies was also solid. We sold ABB when shares hit our target price.

GameStop Corp.	$10.7	9.9
The specialty retailer of videogame hardware, software and accessories tripled its October-quarter earnings from year-ago levels, topping estimates by 43 percent. Strong demand trends for the Sony PS3, Microsoft XBOX 360 and Nintendo Wii game consoles coincide with a string of new game title releases. GameStop differentiates itself through a high-margin used game business, which also helps limit economic sensitivity.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Dell Inc.	$21.6	11.6
Despite growing October-quarter earnings 17 percent, the maker of computers and other technology products fell on concerns that efforts to lower operating expenses through staff reductions and other cost-saving measures would take longer than expected. We believe the cost savings will materialize and that new product cycles, a new disciplined retail distribution strategy and synergies associated with recent acquisitions will work in Dell’s favor.

Zimmer Holdings, Inc.	$12.2	14.9
The world’s biggest maker of artificial hips and knees fell after cutting its sales forecast due to competitive pressures in hip-related products and higher-than-expected costs associated with settling a federal investigation aimed at medical device manufacturers. We sold Zimmer to fund an idea with better near-term earnings prospects.

Coach, Inc.	$11.9	15.0
The maker of leather luxury goods grew September-quarter earnings 21 percent, beating estimates. We sold Coach during the quarter on concerns that a difficult retail environment was spreading into the luxury segment. Subsequent to our sale, the company re-priced select handbags in its North American full-price retail stores and lowered forward sales guidance.

EMC Corp.	$9.6	10.6
The provider of computer storage hardware and software grew September-quarter earnings 31 percent. Shares traded lower on concerns of emerging competition for VMWare, a company in which EMC holds an 87 percent stake. VMWare remains well positioned and is a small part of the EMC story. EMC’s core storage business remains strong as the proliferation of digital documents and files stokes demand while recent acquisitions bolster the company’s storage and security product lines.

SanDisk Corp.	$4.8	8.2
September-quarter earnings topped estimates and management raised forward guidance, but concerns regarding pricing for flash-storage products sent shares lower. Despite positive trade checks on demand for the company’s flash memory, supply in the channel increased at a faster pace than demand, driving down spot-market prices. We sold SanDisk to fund an idea with greater near-term visibility.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 94.4% (a)
CONSUMER DISCRETIONARY
	Computer & Electronics Retail - 4.5%
2,595,800	Best Buy Co., Inc.	$130,464,932	$136,668,870
511,800	GameStop Corp.	20,285,308	31,787,898
	Hotels, Resorts & Cruise Lines - 2.4%
2,093,800	Royal Caribbean Cruises Ltd.	86,916,728	88,860,872
	Total Consumer Discretionary	237,666,968	257,317,640
	This sector is 8.3% above your Fund’s cost
CONSUMER STAPLES
	Drug Retail - 3.8%
3,561,800	CVS Caremark Corp.	134,909,443	141,581,550
	Hypermarkets & Super Centers - 4.2%
2,251,500	Costco Wholesale Corp.	139,902,297	157,064,640
	Personal Products - 1.1%
1,075,000	Avon Products, Inc.	43,258,148	42,494,750
	Total Consumer Staples	318,069,888	341,140,940
	This sector is 7.3% above your Fund’s cost
ENERGY
	Coal & Consumable Fuels - 1.9%
300,000	Arch Coal, Inc.	13,346,317	13,479,000
791,600	CONSOL Energy Inc.	52,032,778	56,615,232
	Oil & Gas Drilling - 2.2%
575,772	Transocean, Inc.	73,811,274	82,421,762
	Oil & Gas Equipment & Services - 5.4%
2,498,900	Halliburton Co.	97,403,638	94,733,299
1,549,900	Weatherford International Ltd.	102,853,200	106,323,140
	Total Energy	339,447,207	353,572,433
	This sector is 4.2% above your Fund’s cost
FINANCIALS
	Investment Banking & Brokerage - 1.1%
1,975,400	TD Ameritrade Holding Corp.	39,311,241	39,626,524
	Thrifts & Mortgage Finance - 0.9%
1,910,700	New York Community
	Bancorp, Inc.	36,658,689	33,590,106
	Total Financials	75,969,930	73,216,630
	This sector is 3.6% below your Fund’s cost
HEALTH CARE
	Biotechnology - 2.5%
2,003,400	Gilead Sciences, Inc.	71,000,921	92,176,434
	Health Care Equipment - 3.7%
1,610,600	Baxter International Inc.	94,346,114	93,495,330
33,800	C. R. Bard, Inc.	2,871,307	3,204,240
1,001,790	Hospira, Inc.	40,260,158	42,716,325
	Health Care Supplies - 1.2%
1,023,200	DENTSPLY International Inc.	43,099,334	46,064,464
	Life Sciences Tools & Services - 3.8%
2,496,900	Thermo Fisher Scientific, Inc.	106,216,260	144,021,192
	Pharmaceuticals - 6.1%
1,355,900	Allergan, Inc.	89,043,540	87,103,016
3,059,600	Teva Pharmaceutical
	Industries Ltd. SP-ADR	127,282,493	142,210,208
	Total Health Care	574,120,127	650,991,209
	This sector is 13.4% above your Fund’s cost
INDUSTRIALS
	Aerospace & Defense - 6.2%
400,300	Precision Castparts Corp.	39,580,516	55,521,610
1,132,100	Raytheon Co.	68,763,235	68,718,470
1,484,900	Rockwell Collins, Inc.	82,608,852	106,868,253
	Construction & Engineering - 2.8%
721,500	Fluor Corp.	68,173,053	105,136,980
	Construction & Farm Machinery & Heavy Trucks - 6.6%
841,400	Cummins Inc.	103,272,194	107,169,118
1,484,000	Deere & Co.	86,972,306	138,190,080
	Electrical Components & Equipment - 0.2%
98,500	Suntech Power Holdings
	Co., Ltd. ADR	4,188,103	8,108,520
	Industrial Conglomerates - 0.8%
477,600	McDermott International, Inc.	20,588,732	28,192,728
	Total Industrials	474,146,991	617,905,759
	This sector is 30.3% above your Fund’s cost
INFORMATION TECHNOLOGY
	Communications Equipment - 7.4%
,682,900	Corning Inc.	85,363,368	88,352,771
2,486,700	Nokia Corp. SP-ADR	91,647,991	95,464,413
835,900	Research In Motion Ltd.	94,767,402	94,791,060
	Computer Hardware - 7.4%
6,709,900	Dell Inc.	186,018,789	164,459,649
2,235,400	Hewlett-Packard Co.	84,162,751	112,842,992

Brandywine Blue Fund
Statement of Net Assets (Continued)
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 94.4% (a) (Continued)
	Computer Storage & Peripherals - 2.1%
4,333,500	EMC Corp.	$85,680,942	$80,299,755
	Data Processing & Outsourced Services - 1.7%
1,524,300	Fidelity National Information
	Services, Inc.	61,194,603	63,395,637
	Semiconductors - 6.6%
5,339,200	Intel Corp.	135,719,697	142,343,072
3,026,300	NVIDIA Corp.	85,646,270	102,954,726
	Systems Software - 4.0%
6,545,500	Oracle Corp.	120,995,929	147,797,390
	Total Information Technology	1,031,197,742	1,092,701,465
	This sector is 6.0% above your Fund’s cost
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 3.8%
3,406,400	AT&T Inc.	131,744,205	141,569,984
	Total Telecommunication Services	131,744,205	141,569,984
	This sector is 7.5% above your Fund’s cost
	Total common stocks	3,182,363,058	3,528,416,060

Principal
Amount
Short-Term Investments - 5.8% (a)
	Federal Agencies - 5.7%
$214,000,000	Federal Home Loan Bank,
	due 1/02/08,
	discount of 3.15%	213,981,275	213,981,275
	Variable Rate Demand Note - 0.1%
3,343,612	U.S. Bank, N.A., 4.61%	3,343,612	3,343,612
	Total short-term investments	217,324,887	217,324,887
	Total investments	$3,399,687,945	3,745,740,947
	Liabilities, less cash and
	receivables (0.2%) (a)		(7,364,880)
	Net Assets		$3,738,376,067
	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($3,738,376,067 ÷ 105,926,229
	shares outstanding)		$35.29

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/07, unless listed in the accompanying statements of net asstes. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of December 31, 2007, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 5.77, 13.43 and 6.20 percent; the Russell 1000 Growth Index’s were 11.81, 12.10 and 3.83 percent; the Russell 3000 Index’s were 5.14, 13.63 and 6.22 percent; the Russell 3000 Growth Index’s were 11.40, 12.42 and 3.83 percent; and the S&P 500 Index’s were 5.49, 12.82 and 5.91 percent.

“Brandywine has been successful because of its research approach. Rather than consider the exact same factors and sources of information that other analysts hone in on, the team here spends its time gathering tidbits of information about a company’s near-term prospects from a wider variety of sources such as suppliers, customers, and competitors. The researchers bring that information together in a way unmatched by others and then act on it quickly.”

Morningstar, “Brandywine Fund is Shining Bright,” December 20, 2007

BOARD OF DIRECTORS

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Senior Advisor	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers:  Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Treasurer and Secretary; Joseph J. Fields, Vice President;
J. Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: Rebecca Buswell, David Marky, Adam Rieger

Managed by Friess Associates, LLC	Quarterly Report	December 31, 2007

Dear Fellow Shareholders:

Brandywine Advisors Fund defied the market’s late-year gravity, finishing 2007 on a positive note in a climate marked by declines in indexes and mutual funds of almost all varieties.

Recent results helped the Fund expand its lead over benchmarks for the full year. Brandywine Advisors grew 25.53 percent in 2007, outpacing its best performing benchmark by more than 14 percentage points.

One Year Performance

Total Returns for the year ended December 31, 2007

In the December quarter, economic concerns fed volatility as housing continued to slump and fallout mounted among financial institutions exposed to the complex web of credit securities now unraveling as mortgage defaults rise. The resulting environment was tough on most investors. On average, only “bear market” funds and funds specializing in natural resources and utilities posted gains, according to Morningstar.

Brandywine Advisors grew 1.93 percent in the December quarter, surpassing declines in the S&P 500, Russell Midcap and Russell Midcap Growth Indexes of 3.33, 3.55 and 1.70 percent.

As the market tossed on mostly domestic concerns, holdings from the industrial sector with global revenue streams provided ballast. Suntech Power Holdings reported earnings strength that reflected the promise of solar power being realized in residential, commercial and industrial applications here and abroad.

Suntech beat estimates with 45 percent September-quarter earnings growth, an achievement that stood out against a backdrop of surging oil prices.

Thanks in large part to demand encouraged by government subsidies in places such as Germany, Spain and California, Suntech’s final 2007 revenue is expected to more than double year-ago levels to nearly $1.4 billion.

Suntech was the top contributor to December-quarter results. Other notable contributors from the industrial sector included Chicago Bridge & Iron, BE Aerospace and McDermott International. Chicago Bridge & Iron, BE Aerospace and McDermott exceeded estimates with September-quarter earnings growth of 85, 85 and 37 percent.

Brandywine Advisors maintained limited exposure to consumer-related stocks, which worked in its favor as companies from the consumer discretionary sector were among the market’s least favorite during the quarter amid uninspired holiday sales. More important, the consumer-related companies the Fund held were exceptions relative to broader consumer trends. GameStop Corp., Priceline.com and Urban Outfitters advanced solidly in the wake of expectation-beating earnings growth of 200, 119 and 44 percent in their most recent quarters.

Brandywine Advisors
Cumulative Total Return	% Change
Quarter	1.93
One Year	25.53
Five Years	126.15
Inception – 10/31/00	55.80
Annualized Total Return
Five Years	17.73
Inception – 10/31/00	6.38
*Expense Ratio – 1.18% As stated in the Prospectus dated January 31, 2007

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Health-care holdings provided supporting contributions. Perrigo Co., the world’s largest maker of store brand over-the-counter pharmaceutical products, rose sharply after surpassing expectations with 89 percent September-quarter earnings growth. (We sold Perrigo when it reached its price target.)

Technology holdings faced headwinds as investors worried that spending among financial-sector customers would contract due to uncertainties related to credit markets. As a group, technology holdings lost ground and detracted the most from results versus benchmarks. Notable detractors included Comverse Technology, FormFactor and LSI Corp.

For more information on the holdings that influenced December-quarter performance, please see Roses & Thorns on page 5.

On the housekeeping front, the Brandywine Funds board of directors decided at its December meeting to give Brandywine Advisors Fund a new name that better conveys the Fund’s objective. Upon delivery of its January 2008 prospectus, Brandywine Advisors Fund officially becomes “Brandywine Advisors Midcap Growth Fund.”

Also, Christopher Long left Friess Associates during the December quarter to pursue a new opportunity. A 12-year employee and former Vice President to the Brandywine Funds, Chris served as a point person for a number of shareholder and client relationships. We wish Chris well in his new endeavor. The Brandywine Funds board named Joe Fields and Gordon Kaiser Vice Presidents to replace Chris and Paul Robinson, who retired at a young 84 after 18 years in that role.

Revelations about credit securities tied to the expanding mortgage mess ensured that 2007 ended a lot differently than it started. We remained consistent as the environment quickly turned, and Brandywine Advisors fared well. Earnings growth was rewarded throughout most of the year and, during the market’s more extreme stretches, we believe our reasonable price-to-earnings ratio discipline helped limit downside.

We expect the kind of volatility that the market experienced in the September and December quarters to carry into 2008 as investor sentiment volleys between fear and relief. The major macro issues are well-chronicled, but there’s plenty of potential for surprise in the underlying details.

The market seems poised to swing as incremental insights emerge. Volatility peaked in early 2003 with macro uncertainty before declining abruptly as military action commenced in Iraq and the economy gained traction. In 2003 and each of the next three calendar years preceding 2007, the CBOE Market Volatility Index, or VIX, decreased.

The VIX, which measures stock index option activity to provide investors a gauge of expected near-term volatility, reached unsettling heights in August and November. The index jumped 95 percent in 2007.

Volatility isn’t necessarily a bad thing. Any time share prices move independent of individual-company fundamentals it creates opportunity for investors like us who consistently focus on earnings trends.

We begin a new year confronting essentially the same issues that gave investors pause in the second half of 2007, including shaky credit markets, elevated oil prices and economic uncertainty. In our opinion, many investors spend too much time worrying about how factors like these might affect “stocks.” We prefer to stay focused on trends at the individual-company level, knowing that share prices ultimately take their cues from earnings.

Thanks for your continued confidence. Your entire Friess team joins me in sending best wishes for a great 2008.

Bill D’Alonzo
Brandywine Funds President	January 11, 2008

Capital Gains Update . . .
Brandywine Advisors Fund made October and year-end capital gains distributions during the December quarter. The Fund distributed $1.22124 per share on October 30, consisting of $0.90597 long-term and $0.31527 short-term gains, and $0.26985 per share on December 28, consisting of $0.15154 long-term gains and $0.11831 short-term gains.
Other than shareholders investing through IRAs and other tax-advantaged accounts, the distributions represent taxable events to anyone owning shares on the October 29 and December 27 record dates. Shareholders of record as of these dates and invested through taxable accounts should expect to receive I.R.S. Form 1099 early in 2008. Please consult your tax adviser if you have questions on how the distributions affect your personal tax situation.

2

LKQ Corp., LKQX
Following a trail blazed by health insurers controlling costs by encouraging doctors and pharmacists to embrace generic drugs, auto insurers increasingly are convincing repair shops to use alternatives that can provide savings over original equipment. The estimated 30 percent stake of the $12 billion collision repair industry that recycled, refurbished and aftermarket parts now claim is primed to grow, giving LKQ turbo-charged earnings power.

Nasdaq-listed LKQ Corp. is the largest nationwide provider of aftermarket collision replacement products, recycled OEM (original equipment manufacturer) products and refurbished OEM collision replacement products such as wheels, bumper covers and lights. Year-over-year revenues rose 26 percent to $916 million in the 12 months through September.

LKQ exceeded expectations with 32 percent September-quarter earnings growth as operating profit margins expanded and quarterly revenue hit record levels. In October, LKQ announced it will acquire Keystone Automotive Industries, a move that should substantially improve LKQ’s revenue stream and competitive position. Keystone is the alternative-parts market’s second-largest player with more than $700 million in annual revenue.

Your team spoke with Chief Executive Joe Holsten about the acquisition, which he believes will transform LKQ into a one-stop shop for insurers thanks to the combined entity’s expansive inventory and distribution footprint. While LKQ dominates in recycled and refurbished OEM parts, Keystone is the leader in generic aftermarket parts.

Accidents happen irrespective of the economic climate, making collision repair a non-cyclical business. The number of registered vehicles continues to grow and Transportation Department statistics show that miles driven have increased every year since 1980. Today’s vehicles, with safety crumple zones and closely married parts, require costly fixes. State Farm, which underwrites nearly 20 percent of the nation’s auto insurance, currently doesn’t use aftermarket parts, but our trade checks lead us to believe that could soon change.

VCA Antech Inc., WOOF
Pet owners increasingly seek elective treatments for their pets, including dentistry, preventive testing and laparoscopic surgery. Driven by demand from devoted owners, veterinarians now specialize in areas such as radiology, oncology and dialysis. In the growth business of pet health care, VCA Antech is positioning itself as the cat’s meow.

Nasdaq-listed VCA Antech Inc. operates a nationwide pet-focused clinical laboratory system and about 440 free-standing animal hospitals, giving it 50 percent market share in the lab business and the nation’s second-largest hospital network. Last year, company hospitals handled nearly 5 million visits while its laboratory performed clinical work for over 14,000 veterinary centers. Revenue topped $1.1 billion in the 12 months through September.

At a time when economic worries put some business models on uncertain footing, VCA Antech continues to thrive thanks to a growing customer base that considers pets part of the family. In the past, health-care spending on the family pet has held up better than discretionary purchases during economic lulls.

Your team spoke with Chief Financial Officer Tomas Fuller soon after PetSmart cited consumer weakness in reducing its near-term profit and sales forecasts. VCA Antech offers little in the way of retail goods, giving it very limited exposure to over-the-counter pet products.

In addition to organic growth, VCA Antech expands by acquiring quality veterinary practices with more than $1 million in annual revenue. The veterinary business remains a fragmented field, giving the company unique leverage. Also, acquiring practices that previously didn’t utilize its lab services increases revenues for its lab network, which enjoys gross profit margins more than twice as high as the hospital business.

VCA Antech grew September-quarter earnings 19 percent, topping estimates for the 12th consecutive quarter. Wall Street expects the company to finish 2007 with 20 percent earnings growth.

3

Brandywine Advisors Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Harris Corp.	+64.0%	6.	Rockwell Collins, Inc.	+30.0%
2.	McDermott International, Inc.	+429.4%	7.	FMC Corp.	-0.6%
3.	Urban Outfitters, Inc.	+10.5%	8.	Ingram Micro Inc.	-7.4%
4.	BE Aerospace, Inc.	+19.2%	9.	Thermo Fisher Scientific, Inc.	+90.4%
5.	Gen-Probe Inc.	+5.4%	10.	Crown Holdings, Inc.	+4.6%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2007

Top Ten Industry Groups

4

Brandywine Advisors Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
Suntech Power Holdings Co., Ltd. ADR	$2,852.2	92.0
The manufacturer of photovoltaic cells and modules used in solar-powered panels grew September-quarter earnings 45 percent, beating estimates by 14 percent. Despite a substantial increase in price, our research indicates further upside as Suntech aggressively expands capacity to meet demand spurred by strong incentives in Germany, Spain and elsewhere for clean, alternative-energy technology.

Priceline.com Inc.	$2,076.2	29.5
The online travel agency grew September-quarter earnings 119 percent, beating estimates by 23 percent. International bookings, particularly in Europe, for hotel rooms, rental cars and plane tickets nearly doubled from year-ago levels at the company’s subsidiary Booking.com. The company differentiates itself by deriving a high level of profits from hotel reservations. We sold Priceline when it hit our target price.

Urban Outfitters, Inc.	$1,947.8	22.5
October-quarter earnings grew 44 percent, beating estimates by 8 percent. Despite a tough environment for retailers, Urban is experiencing double-digit same-store-sales growth in its Anthropologie division while its Urban Outfitters division shows improving profitability. Square footage growth, expanding operating margins, and international and wholesale opportunities for Anthropologie provide additional profit-growth potential.

Chicago Bridge & Iron Co. N.V. NYS	$1,750.2	40.4
The provider of engineering, procurement and construction services for customers in the natural-resource arena grew September-quarter earnings 85 percent, beating estimates by 30 percent. Its November acquisition of petrochemical consulting firm Lummis Global allows the company to offer energy customers a wider array of products and services in addition to creating cross-selling opportunities in the petrochemical space.

BE Aerospace, Inc.	$1,454.2	19.2
September-quarter earnings grew 85 percent, topping estimates by 17 percent. A strong new order cycle for business and commercial aircraft as well as robust demand for international premium-class cabin retrofits are driving results. The company also commands a near monopoly on oxygen systems, with its products used by all major airlines.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
Crocs, Inc.	$2,024.4	28.3
The maker of closed-cell resin footwear grew September-quarter earnings 149 percent, beating expectations. While strong demand in the U.S., continued expansion into international markets, and new non-core shoes for fall and winter all worked in its favor, problems associated with the company’s switch to a larger distribution center in Europe clouded top-line visibility. Your team sold Crocs to fund an idea with better near-term earnings prospects.

LSI Corp.	$1,795.1	23.5
The manufacturer of integrated circuits and storage systems topped September-quarter earnings estimates. Shares fell with other semiconductor makers as forecasts for a weaker global economic environment in early 2008 weighed on growth expectations for the segment. After completing its merger with Agere, LSI benefits from steps taken to increase its concentration on three core businesses: storage semiconductors, storage systems and networking.

Ceradyne, Inc.	$1,213.9	39.3
Ceradyne is a ceramics company involved in the development and manufacturing of ceramic products, components and powders for the defense, industrial, automotive and commercial markets. While the company is increasing its exposure to high-growth solar and aluminum markets through acquisitions, shares fell as investors focused on the impact potential troop reductions in military zones could have on Ceradyne’s body armor business. We sold Ceradyne to fund an idea with better near-term visibility.

FormFactor Inc.	$1,024.0	21.2
The maker of wafer probe cards used in testing semiconductors grew September-quarter earnings 36 percent, beating estimates by 15 percent. Despite the strong results, shares traded lower as a ramp up in manufacturing for a new product occurred slower than anticipated. We sold FormFactor to fund an idea with better near-term visibility.

Phillips-Van Heusen Corp.	$773.3	18.0
The seller of Calvin Klein, Izod, Bass and other brand-name apparel and footwear grew October-quarter earnings 18 percent. Although the company exceeded bottom-line estimates, sales came in lighter than expected, hampered by unseasonably warm weather and lackluster consumer-spending trends. Your team sold Phillips-Van Heusen on concerns that macro-related headwinds would persist.

All gains/losses are calculated on an average cost basis

5

Brandywine Advisors Fund
Statement of Net Assets
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 96.3% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 4.0%
389,500	Urban Outfitters, Inc.	$9,605,018	$10,617,770
	Computer & Electronics Retail - 0.9%
36,400	GameStop Corp.	1,439,975	2,260,804
	Distributors - 0.2%
25,200	LKQ Corp.	392,674	529,704
	Hotels, Resorts & Cruise Lines - 1.4%
92,500	Royal Caribbean Cruises Ltd.	3,812,385	3,925,700
	Restaurants - 1.4%
135,200	Burger King Holdings Inc.	3,492,433	3,854,552
	Total Consumer Discretionary	18,742,485	21,188,530
	This sector is 13.1% above your Fund’s cost.
CONSUMER STAPLES
	Household Products - 1.2%
61,300	Church & Dwight Co., Inc.	3,411,994	3,314,491
	Total Consumer Staples	3,411,994	3,314,491
	This sector is 2.9% below your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 0.4%
21,000	Arch Coal, Inc.	934,086	943,530
	Integrated Oil & Gas - 0.1%
8,000	SandRidge Energy Inc.	208,000	286,880
	Oil & Gas Equipment & Services - 4.0%
81,400	Oceaneering International, Inc.	3,959,744	5,482,290
69,000	Superior Energy Services, Inc.	2,633,270	2,374,980
53,000	Tidewater Inc.	2,801,362	2,907,580
	Total Energy	10,536,462	11,995,260
	This sector is 13.8% above your Fund’s cost.
FINANCIALS
	Investment Banking & Brokerage - 1.8%
49,900	GFI Group Inc.	4,200,207	4,776,428
	Thrifts & Mortgage Finance - 1.0%
151,600	New York Community Bancorp, Inc.	2,892,162	2,665,128
	Total Financials	7,092,369	7,441,556
	This sector is 4.9% above your Fund’s cost.
HEALTH CARE
	Health Care Equipment - 4.0%
2,400	C. R. Bard, Inc.	203,880	227,520
138,300	Gen-Probe Inc.	8,260,281	8,703,219
40,300	Hospira, Inc.	1,583,036	1,718,392
	Health Care Facilities - 3.7%
135,000	Community Health Systems Inc.	4,835,218	4,976,100
110,779	VCA Antech, Inc.	4,838,461	4,899,755
	Health Care Services - 1.6%
61,600	Pediatrix Medical Group, Inc.	3,945,619	4,198,040
	Health Care Supplies - 5.0%
77,600	DENTSPLY International Inc.	3,268,902	3,493,552
101,700	Immucor, Inc.	3,166,269	3,456,783
112,900	Inverness Medical Innovations, Inc.	6,240,282	6,342,722
	Life Sciences Tools & Services - 5.8%
75,000	Charles River Laboratories
	International, Inc.	4,889,861	4,935,000
128,600	Thermo Fisher Scientific, Inc.	3,895,529	7,417,648
48,200	Varian Inc.	3,301,126	3,147,460
	Total Health Care	48,428,464	53,516,191
	This sector is 10.5% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 10.9%
110,400	AerCap Holdings N.V.	2,790,711	2,304,048
170,900	BE Aerospace, Inc.	7,586,445	9,040,610
83,300	Curtiss-Wright Corp.	4,410,791	4,181,660
14,300	Precision Castparts Corp.	484,030	1,983,410
117,100	Rockwell Collins, Inc.	6,481,179	8,427,687
85,600	Spirit Aerosystems Holdings Inc.	2,342,103	2,953,200
	Construction & Engineering - 7.8%
100,700	Chicago Bridge & Iron Co.
	N.V. NYS	2,574,527	6,086,308
53,800	EMCOR Group, Inc.	1,710,523	1,271,294
39,600	Fluor Corp.	3,705,209	5,770,512
31,100	Shaw Group Inc.	1,877,544	1,879,684
104,000	URS Corp.	4,373,750	5,650,320
	Construction & Farm Machinery & Heavy Trucks - 1.6%
42,100	Bucyrus International, Inc.	3,314,718	4,184,319
	Diversified Commercial & Professional Services - 2.1%
191,400	Corrections Corporation of
	America	5,214,165	5,648,214
	Electrical Components & Equipment - 2.5%
26,700	JA Solar Holdings Co., Ltd. ADR	1,631,503	1,863,927
58,300	Suntech Power Holdings Co.,
	Ltd. ADR	1,583,182	4,799,256
	Environmental & Facilities Services - 1.8%
11,000	EnergySolutions, Inc.	253,000	296,890
143,100	Republic Services, Inc.	3,820,150	4,486,185
	Human Resource & Employment Services - 1.4%
79,700	Watson Wyatt Worldwide Inc.	3,859,996	3,698,877
	Industrial Conglomerates - 4.3%
192,800	McDermott International, Inc.	2,149,670	11,380,984

6

Brandywine Advisors Fund
Statement of Net Assets (Continued)
December 31, 2007
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 96.3% (a) (Continued)
	Industrial Machinery - 1.8%
54,900	Harsco Corp.	$2,589,498	$3,517,443
37,400	Pentair, Inc.	1,241,691	1,301,894
	Total Industrials	63,994,385	90,726,722
	This sector is 41.8% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 2.2%
391,600	Compuware Corp.	3,527,458	3,477,408
130,200	Nuance Communications, Inc.	2,438,498	2,432,136
	Communications Equipment - 4.8%
205,200	Harris Corp.	7,844,417	12,861,936
	Data Processing & Outsourced Services - 2.0%
126,400	Fidelity National Information
	Services, Inc.	4,995,548	5,256,976
	Electronic Equipment Manufacturers - 1.9%
44,400	Mettler-Toledo International Inc.	5,070,755	5,052,720
	Semiconductors - 4.3%
995,800	LSI Corp.	6,827,285	5,287,698
114,000	NVIDIA Corp.	2,199,964	3,878,280
59,200	Silicon Laboratories Inc.	2,340,582	2,215,856
	Technology Distributors - 2.9%
424,100	Ingram Micro Inc.	8,259,655	7,650,764
	Total Information Technology	43,504,162	48,113,774
	This sector is 10.6% above your Fund’s cost.
MATERIALS
	Diversified Chemicals - 3.1%
149,100	FMC Corp.	8,184,161	8,133,405
	Metal & Glass Containers - 2.8%
285,800	Crown Holdings, Inc.	7,011,088	7,330,770
	Total Materials	15,195,249	15,464,175
	This sector is 1.8% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 1.6%
123,700	SBA Communications Corp.	3,847,698	4,186,008
	Total Telecommunication Services	3,847,698	4,186,008
	This sector is 8.8% above your Fund’s cost.
	Total common stocks	214,753,268	255,946,707
Principal
Amount
Short-Term Investments - 3.2% (a)
	Federal Agencies - 2.2%
$5,700,000	Federal Home Loan Bank,
	due 1/02/08,
	discounts of 3.10-3.15%	5,699,505	5,699,505
	Variable Rate Demand Note - 1.0%
2,740,161	Wisconsin Corporate Central
	Credit Union, 4.53%	2,740,161	2,740,161
	Total short-term investments	8,439,666	8,439,666
	Total investments	$223,192,934	264,386,373
	Cash and receivables, less
	liabilities - 0.5% (a)		1,298,464
	Net Assets		$265,684,837
	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($265,684,837 ÷ 22,536,522
	shares outstanding)		$11.79

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

7

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Senior Advisor	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(877) 636-6460	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Legal Counsel: Foley & Lardner LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Transfer Agent: U.S. Bancorp Fund Services, LLC

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Treasurer and Secretary; Joseph J. Fields, Vice President;
J. Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: David Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Mutual fund investing involves risk. Principal loss is possible. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 12/31/07, unless listed in the accompanyingstatement of net assets. The Price to Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s estimated earnings per share for the current calendar year. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of December 31, 2007, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 5.49, 12.82 and 5.91 percent; the Russell Midcap Index’s were 5.60, 18.21 and 9.91 percent; and the Russell Midcap Growth Index’s were 11.43, 17.90 and 7.59 percent.
1/08

8